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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM REASONABLY ACCEPTABLE TO THE BORROWER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH OFFER, SALE, ASSIGNMENT, OR TRANSFER MUST ALSO COMPLY WITH THE APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE
(LINE OF CREDIT)

Dated: September 29, 2006

1. Principal. For value received, Mesa Energy, Inc. a Nevada corporation ("Borrower"), promises to pay to the order of Denton Management Company LLC, a Nevada limited liability company ("Lender"), at such place as Lender may designate in writing, or so much thereof as may be disbursed to, or for the benefit of the Borrower by Lender in Lender's sole and absolute discretion (the "Obligation"), plus all accrued interest thereon. It is the intent of the Borrower and Lender hereunder to create a Line of Credit agreement between Borrower and Lender whereby Borrower may borrow up to $1,000,000.00 from Lender; provided, however, that Lender has no obligation to lend Borrower any amounts hereunder, other than an initial disbursement of $250,000.00, and the decision to lend such money lies in the sole and complete discretion of the Lender.

2. Interest. Interest on the unpaid principal amount of the Obligation outstanding shall accrue at the rate of twelve percent (12%) per annum. Computations of interest shall be made on the basis of a 30-day month, and the actual number of days elapsed. Interest shall be paid monthly, in arrears, within ten (10) days of the end of each month period.

3. Due Date. Borrower shall pay to Lender the Obligation and all accrued interest thereon upon the Maturity Date which shall be one (1) year from the date hereof

4. Transaction. This Note is the Promissory Note issued by Borrower to Lender to evidence the Obligation arising from advances on the Line of Credit represented by this Note. As further consideration for entering into this Line of Credit, Borrower shall issue to Lender 300,000 Warrants in form attached here as Annex III hereto.

5. Prepayment. Borrower shall be entitled to make additional prepayments on this Note prior to the Maturity Date without premium or penalty; provided, however, that any prepayment by Borrower may be made only after fourteen (14) written notice to Lender, during which notice period Lender may elect to convert any and all of the Obligation into common stock of Borrower pursuant to Paragraph 7 hereof.

6. Applications of Payments. Payments received by Lender pursuant to the terms hereof shall be applied in the following manner: (1) to the payment of all expenses, charges, late payment fees, costs and fees incurred by or payable to Lender and for which Borrower is obligated pursuant to the terms of this Note; (2) to the payment of all interest accrued to the date of such payment; and (3) to the payment of principal.

7. Conversion. (Certain of the capitalized terms contained in this Section 7 if not defined elsewhere in this Note are defined in Annex I hereto).

7.1 *Optional Conversion; Conversion Price.* At the option of the Lender, Lender at any time from time to time after the date of this Note until this Note is paid in full, this Note may be converted, either in whole or in part up to the principal amount hereof (or in case some portion of this Note shall be converted prior to such date, then that the portion that is not so converted), together with interest accrued thereon to the relevant Conversion Date, into Common Stock of the Borrower (calculated as to each conversion to the nearest 1/100th of a share), at a price Fifty cents ($0.50) per share ("Conversion Price").

7.2 *Exercise of Conversion Privilege.*

(a) In order to exercise the conversion privilege, either in whole or in part, the Lender shall surrender this Note to the Borrower during usual business hours at its principal office and shall give written notice to the Borrower in the form attached hereto in Annex II (the "Conversion Notice") at said office that the Lender elects to convert this Note.

(b) The Conversion Notice shall specify whether the Lender desires to receive its interest accumulated to date in cash or Interest Shares. If the Lender elects to receive Interest Shares, the number of shares issuable shall be calculated at the same Conversion Price applicable to any conversion of principal of this Note.

(c) As promptly as practicable upon the receipt of any Conversion Notice, and surrender of this Note, the Borrower shall convert the Note and issue the Common Stock. The Borrower shall (i) issue the Common Stock issuable upon such conversion in accordance with the provisions of this Paragraph 7 and (ii) deliver or direct its transfer agent to deliver by overnight delivery to the Lender a certificate or certificates representing the number of shares of Common Stock to which the Lender is entitled by virtue of such conversion.

(d) The Conversion Notice shall also state the name (with address) of the

person who is to become the holder of the Common Stock issued at conversion in connection with such conversion. Upon surrender for conversion, this Note shall be accompanied by a proper assignment hereof to the Borrower or in blank.

(e) Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, so long as this Note shall have been surrendered as aforesaid at such time and at such time the rights of the Lender as holder of this Note shall cease and the person or persons in whose name or names the Common Stock issued at conversion shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby.

(f) The Conversion Notice shall constitute a contract between the Lender and the Borrower, whereby the Lender shall be deemed to subscribe for the number of shares of Common Stock that it will be entitled to receive upon such conversion and in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Paragraph 7.3, below), to surrender this Note and to release the Borrower from all liabilities thereon.

7.3 *Fractional Shares.* No fractional share of Common Stock of the Borrower or scrip representing fractional Common Stock shall be issued upon conversion of this Note. Instead of any fractional Common Stock which would otherwise be issuable upon conversion of this Note, the Borrower shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction. No cash payment of less than $1.00 shall be required.

8. No Further Debt and No Encumbrance or Sale of Assets. Borrower covenants that, while any Obligation under this Note is outstanding, it shall not incur any other debt without the prior written consent of the Lender; provided, however, that this covenant further debt shall not apply to any loans or other advances made to the Borrower by any officer or director of the Borrower. Borrower also covenants that, while any Obligation under this Note is outstanding, it shall not sell, assign, pledge or otherwise encumber any of its assets without the prior written consent of the Lender.

9. Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

(a) Failure of Borrower to pay the principal and interest as of the Maturity Date;

(b) Failure of Borrower to pay any amount or perform any obligation under the Agreement, including the failure to make any monthly payment of interest;

(c) Breach of Borrower's covenant that it will not incur any other debt without prior written consent of the Lender;

(d) Borrower shall admit in writing its inability to, or be generally unable to, pay its undisputed debts as such undisputed debts become due;

(e) Borrower shall: (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of all or a substantial part of its property; (2) make a general assignment for the benefit of its creditors; (3) commence a voluntary case under the United States Bankruptcy Code; (4) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts; (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against him in an involuntary case under the United States Bankruptcy Code; or (6) take any action for the purpose of effecting any of the foregoing;

(f) A proceeding or case shall be commenced, without the application or consent of Borrower, in any court of competent jurisdiction, seeking: (1) its financial reorganization, liquidation or arrangement, or the composition or readjustment of its debts; (2) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of Borrower or of all or any substantial part of its property; or (3) similar relief in respect of Borrower under any law relating to bankruptcy, insolvency, reorganization or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 or more days; or an order for relief against Borrower shall be entered in an involuntary case under the United States Bankruptcy Code.

9. Remedies; Default Interest Rate. Upon the occurrence of an Event of Default and without demand or notice, Lender may declare the principal amount then outstanding of, and the accrued interest on, the Obligation of Borrower to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower.

10. Waiver. Borrower hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept security, release any party liable hereunder and release any security now or hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

11. Attorneys' Fees; Costs. If this Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all costs of enforcement and collection,

including but no limited to, Lender's attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

12. Severability. Every provision of this Note is intended to be severable in the event any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

13. Interest Rate Limitation. Lender and Borrower stipulate and agree that none of the terms and provisions contained herein shall ever be construed to create a contract for use, forbearance, or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Nevada. In such event, if any Lender of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Nevada, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Lender, be credited to the payment of the sums due hereunder or returned to Borrower.

14. Number and Gender. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

15. Headings. Headings at the beginning of each numbered paragraph of this Note are intended solely for convenience and are not to be deemed or construed to be a part of this Note.

16. Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. Any action to enforce this Note shall be brought in state or federal courts located in Dallas County, Texas.

17. Miscellaneous.

(a) All notices and other communications provided for hereunder shall be in writing and shall be delivered by United States mail, certified or registered, return receipt requested to the respective party at the address provided in the Agreement or otherwise provided for such purpose.

(b) No failure or delay on the part of Lender or any other Lender of this Note to exercise any right, power or privilege under this Note and no course of dealing between Borrower and Lender shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative to, and not exclusive of, any rights or

remedies, which Lender would otherwise have. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action in any circumstances without notice or demand.

(c) Borrower and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice.

(d) Subject to compliance with applicable federal and state securities laws, Lender may: (1) assign all or any portion of this Note without the prior consent of Borrower; or (2) sell or agree to sell to one or more other persons a participation in all or any part of the Note without the prior consent of Borrower. Upon surrender of the Note, Borrower shall execute and deliver one or more substitute notes in such denominations and of a like aggregate unpaid principal amount or other amount issued to Lender and/or to Lender's designated transferee or transferees. Lender may furnish any information in the possession of Lender concerning Borrower, or any of its respective subsidiaries, from time to time to assignees and participants (including prospective assignees and participants).

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered to Lender as of the day and year and at the place first above written.

"BORROWER"

Mesa Energy, Inc.

By: ______________________

Randy Griffin
Chairman of the Board and
Chief Executive Officer

ANNEX I

"Common Shares" or "Common Stock" shall mean shares of the Common Stock, $0.001 par value per share of the Lender.

"Conversion Date" shall mean any day on which all or some part of the principal amount of this Note is converted into Conversion Shares in accordance with the terms of this Note.

"Conversion Notice" shall have the meaning set forth in Paragraph 7.2.

"Conversion Price" shall have the meaning set forth in Paragraph 7.1.

"Conversion Shares" shall mean all Common Shares issued or issuable upon conversion of this Note, including the Interest Shares, if any.

"Event of Default" shall have the meaning set forth in Paragraph 9.1.

"Interest Shares" shall mean any Conversion Shares issued or issuable, at the election of any Note holder, in lieu of interest accrued on any Note at the time of conversion.

ANNEX II

NOTICE OF CONVERSION

(To be Executed by the Lender in order to Convert any portion of the Note)

The undersigned hereby irrevocably elects to convert $________ of the Note into Shares of Common Stock of Mesa Energy, Inc. (the "Borrower") according to the conditions set forth in such Note, as of the date written below.

The undersigned hereby irrevocably elects to receive Interest Shares, to be computed by the Borrower, in lieu of Interest paid in cash on that portion of the Note being converted: (Check, if applicable) ________ .

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date of Conversion: ______________________________

Name of Holder: ______________________________

Address: ______________________________

____

Signature: ______________________________
(Print Name and Title of Signatory)

ANNEX III

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED. ANY SUCH OFFER, SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH THE APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT A

No. A-001 Issue Date: ____________, 2006

Mesa Energy, Inc., a corporation organized under the laws of the State of Nevada (the "Company"), hereby certifies that, for value received, Denton Management Company LLC, a Nevada limited liability company, or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., Central Time on the third anniversary of the Issue Date (the "Expiration Date"), up to 300,000 fully paid and non-assessable shares of the common stock of the Company (the "Common Stock"), $.001 par value per share at a per share purchase price of $0.50. The afore-described purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Convertible Promissory Note/Credit Line (the "Note"), issued by the Company of even date herewith.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Company" shall include Mesa Energy, Inc. and any corporation which shall succeed or assume the obligations of Mesa Energy, Inc. hereunder.

(b) The term "Common Stock" includes (a) the Company's Common Stock, $.001 par value per share, as authorized on the date of the Note, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

1. Exercise of Warrant.

1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ"), National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

(b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share

in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2. Exercise.

(a) Payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in

which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

$$X = \frac{Y \times (A-B)}{A}$$

Where X= the number of shares of Common Stock to be issued to the holder

Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

B= Purchase Price (as adjusted to the date of such calculation)

(c) For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

3. Adjustment for Reorganization, Consolidation, Merger, etc.

3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.

3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such

transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6. Reservation of Stock, Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s)

specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

10. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Financial Statements. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

12. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	Mesa Energy, Inc. 5220 Spring Valley Rd. Suite 525 Dallas, TX 75254
If to the Holder:	Denton Management Company LLC 660 Preston ~~Court~~ FOREST CTR Suite 143 Dallas, TX 75230

13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Nevada. Any dispute relating to this Warrant shall be adjudicated in Dallas County in the State of Texas. The headings in this Warrant are for purposes

of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

MESA ENERGY, INC., a Nevada Corporation

By: ______________________________

Name: Randy M. Griffin
Title: Chairman of the Board and
Chief Executive Officer

Witness:

____

9/29/2006, 12:52 PM

Exhibit A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO: MESA ENERGY, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___ ________ shares of the Common Stock covered by such Warrant; or

___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $__________. Such payment takes the form of (check applicable box or boxes):

___ $__________ in lawful money of the United States; and/or

___ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____ whose address is ____ ____.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________

____
(Signature must conform to name of holder as specified on the face of the Warrant)

____
____
(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of ______________________ to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of ____________________________ with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: _______________, ___________

____
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

____
(Name)

____
____
(address)

ACCEPTED AND AGREED:
[TRANSFEREE]

____
____
(address)

____
(Name)

AMENDMENT AND EXTENSION TO CONVERTIBLE PROMISSORY NOTE

This document shall serve as an Amendment and Extension to that certain Convertible Promissory Note dated September 29, 2006 by and between Mesa Energy, Inc., with an address of 5220 Spring Valley Road, Suite 525, Dallas, TX 75254 ("Maker"), and Denton Management Company, LLC, with an address of 660 Preston Forest Center, Suite 143, Dallas, TX 75230 in the principal amount of $250,000.00 together with interest on the unpaid principal balance at the rate of 12.00 percent per annum.

The Convertible Promissory Note shall be amended to provide that the maturity date is hereby extended to October 1, 2008. All other terms and conditions of the original Promissory Note shall remain in full force and effect.

Dated this 28th day of September, 2007

MAKER: Mesa Energy, Inc.

By: ______________________
Randy M. Griffin, CEO

HOLDER: Denton Management Co., LLC

By: ______________________
Dan N. Denton, Manager

AMENDMENT AND EXTENSION TO CONVERTIBLE PROMISSORY NOTE

This document shall serve as an Amendment and Extension to that certain Convertible Promissory Note dated September 29, 2006 by and between Mesa Energy, Inc., with an address of 5220 Spring Valley Road, Suite 525, Dallas, TX 75254 ("Maker"), and Denton Management Company, LLC, with an address of 660 Preston Forest Center, Suite 143, Dallas, TX 75230 in the principal amount of $250,000.00 together with interest on the unpaid principal balance at the rate of 12.00 percent per annum.

The Convertible Promissory Note shall be amended to provide that the maturity date is hereby extended to December 31, 2008. All other terms and conditions of the original Promissory Note shall remain in full force and effect.

Dated this 29th day of September, 2008

MAKER: Mesa Energy, Inc.

By: ______________________
Randy M. Griffin, CEO

HOLDER: Denton Management Co., LLC

By: ______________________
Dan N. Denton, Manager

AMENDMENT AND EXTENSION TO CONVERTIBLE PROMISSORY NOTE

This document shall serve as an Amendment and Extension to that certain Convertible Promissory Note dated September 29, 2006 by and between Mesa Energy, Inc., with an address of 5220 Spring Valley Road, Suite 525, Dallas, TX 75254 ("Maker"), and Denton Management Company, LLC, with an address of 660 Preston Forest Center, Suite 143, Dallas, TX 75230 in the principal amount of $250,000.00 together with interest on the unpaid principal balance at the rate of 12.00 percent per annum.

The Convertible Promissory Note shall be amended to provide that the maturity date is hereby extended to September 30, 2009. All other terms and conditions of the original Promissory Note shall remain in full force and effect.

Dated this 30th day of December, 2008

MAKER: Mesa Energy, Inc.

By: ______________________
Randy M. Griffin, CEO

HOLDER: Denton Management Co., LLC

Dan Denton, President